                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 29, 2002
                                                 -----------------


                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                 1-16335               73-1599053
             --------                 -------               -----------
         (State or other            (Commission           (I.R.S. Employer
         jurisdiction of            File Number)         Identification No.)
         incorporation)



        One Williams Center, Tulsa, Oklahoma                   74172
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.    Other Events.

         On July 29, 2002, Williams Energy Partners L.P. (the "Partnership") announced an operating profit of $36.7 million for the quarter ended June 30, 2002, compared with $33.5 million in 2001. This represents a 9.6 percent increase.

Item 7.    Financial Statements and Exhibits.

           The Partnership files the following exhibit as part of this report:

           Exhibit 99.1 Copy of the Partnership's press release dated July 29, 2002, publicly announcing the information reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WILLIAMS ENERGY PARTNERS L.P.

                                      By: Williams GP LLC, its General Partner



Date: July 31, 2002                   /s/ Suzanne H. Costin
                                      ------------------------------
                                          Name:  Suzanne H. Costin
                                          Title: Corporate Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Copy of the Partnership's press release dated July 29, 2002, publicly announcing the information reported herein.